Summary Prospectus Supplement dated December 16, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y and Institutional Class shares of the Fund listed below:
Invesco Van Kampen U.S. Mortgage Fund
Effective March 1, 2012, the following information replaces in its entirety the first and second paragraphs appearing under the heading “Principal Investment Strategies of the Fund”:
“Under normal market conditions, Invesco Advisers, Inc. (the “Adviser”), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations (a “Federal Agency”), and in mortgage-backed securities privately issued in the United States.
Generally, mortgage-backed securities consist of government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters.”

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